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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 17, 2001


                               ITC/\DELTACOM, INC.
                -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                Delaware                              0-23253                              58-2301135
     (State or Other Jurisdiction of          (Commission File Number)           (IRS Employer Identification No.)
             Incorporation)



          1791 O.G. Skinner Drive
            West Point, Georgia                             31833
  (Address of Principal Executive Offices                 (ZIP Code)



Registrant's telephone number, including area code:  (706) 385-8000


                                 Not applicable
                -------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events.

         On September 17, 2001, ITC/\DeltaCom, Inc. issued a press release, which is attached as Exhibit 99 to this Current Report on Form 8-K. The text of the September 17, 2001 press release is incorporated by reference in this Item 5.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)   Exhibits.

               99.   Press Release, dated September 17, 2001.





                                       2

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ITC/\DELTACOM, INC.


Date:    September 18, 2001          /s/ J. Thomas Mullis
                                     -----------------------------------
                                     J. Thomas Mullis
                                     Senior Vice President-Legal and Regulatory




                                       3

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                                  Exhibit Index

Number            Exhibit Description
------            -------------------
  99        Press Release, dated September 17, 2001.